UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 4, 2021

DPL Inc.
Ohio
(State of Incorporation)
1-9052
(Commission File Number)

31-1163136
(IRS Employer Identification No.)

1065 Woodman Drive
Dayton, Ohio 45432
(Address of principal executive offices, including zip code)

937-259-7215
Registrant's telephone number, including area code

THE DAYTON POWER AND LIGHT COMPANY
Ohio
(State of Incorporation)
1-2385
(Commission File Number)

31-0258470
(IRS Employer Identification No.)

1065 Woodman Drive
Dayton, Ohio 45432
(Address of principal executive offices, including zip code)

937-259-7215
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
DPL Inc.	☐
The Dayton Power and Light Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

DPL Inc.	☐
The Dayton Power and Light Company	☐

Item 8.01 Other Events.

On March 4, 2021, the Boards of Directors of DPL Inc. (“DPL”), a subsidiary of The AES Corporation (“AES”), and DPL’s principal subsidiary, The Dayton Power and Light Company, doing business as AES Ohio (“AES Ohio”), acting through unanimous written consents, appointed Jon Byers as Controller and principal accounting officer of DPL and AES Ohio, effective March 31, 2021.

Mr. Byers replaces Karin Nyhuis who was promoted to Director of AES US Financial Planning and Analysis, effective March 31, 2021.

Mr. Byers, 49, has held various positions of increasing responsibility in the accounting areas of AES U.S., which includes DPL, AES Ohio and other affiliated energy companies of AES, such as IPALCO Enterprises, Inc. (“IPALCO”) and its subsidiary, Indianapolis Power & Light Company, which also does business as AES Indiana (“AES Indiana”). In addition to his appointments at DPL and AES Ohio, Mr. Byers also has been elected, effective March 31, 2021, as Controller and principal accounting officer of IPALCO and AES Indiana and will serve as Controller of AES U.S. Most recently, Mr. Byers served as Assistant Controller of AES U.S. since July 2019, Financial and Contracts Manager from April 2017 to July 2019 and Manager, Financial Planning and Analysis from April 2014 to April 2017. Mr. Byers joined AES in July 2008 and served as Manager, Financial Reporting, overseeing financial reporting for various US and international subsidiaries of AES from July 2008 to April 2014. Prior to joining AES, Mr. Byers served as Accounting Manager for Cogentrix Energy, LLC. Mr. Byers received a B.B.A. from the University of Massachusetts and an M.B.A. from the University of Indianapolis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: 3/4/2021	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	Vice President and General Counsel
March 4, 2021

The Dayton Power and Light Company,
DBA AES Ohio

Date: 3/4/2021	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	Vice President and General Counsel